EXHIBIT (16) UNDER FORM N-14

                                POWER OF ATTORNEY

        Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of FEDERATED INCOME SECURITIES TRUST and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                       TITLE                      DATE

/S/ WILLIAM D. DAWSON, III  Chief Investment Officer     April 8, 1999
--------------------------
William D. Dawson, III




Sworn to and subscribed before me this 8th day of April, 1999.

/S/ CHERI S. GOOD

Notary Public

                                POWER OF ATTORNEY

        Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of FEDERATED INCOME SECURITIES TRUST and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                       TITLE                   DATE

/S/ JOHN F. CUNNINGHAM      Trustee                   April 8, 1999
-------------------------
John F. Cunningham

Sworn to and subscribed before me this 8th day of April, 1999.

/S/ CHERI S. GOOD

Notary Public

                                POWER OF ATTORNEY

        Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of FEDERATED INCOME SECURITIES TRUST and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                            TITLE                             DATE

/S/ JOHN F. DONAHUE              Chairman and Trustee            April 8, 1999
John F. Donahue                   (Chief Executive Officer)

/S/ GLEN R. JOHNSON              President          April 8, 1999
----------------------
Glen R. Johnson

/S/ RICHARD J. THOMAS       Treasurer               April 8, 1999
------------------------
Richard J. Thomas                 (Principal Financial and
                                   Accounting Officer)

/S/ THOMAS G. BIGLEY             Trustee            April 8, 1999
-----------------------
Thomas G. Bigley

/S/ NICHOLAS P. CONSTANTAKIS Trustee                April 8, 1999
----------------------------
Nicholas P. Constantakis

/S/ JOHN T. CONROY, JR.     Trustee                 April 8, 1999
--------------------------
John T. Conroy, Jr.

/S/ LAWRENCE D. ELLIS, M.D. Trustee                 April 8, 1999
Lawrence D. Ellis, M.D.

/S/ PETER E. MADDEN              Trustee            April 8, 1999
----------------------
Peter E. Madden

/S/ JOHN E. MURRAY, JR.     Trustee                 April 8, 1999
--------------------------
John E. Murray, Jr.

/S/ MARJORIE P. SMUTS       Trustee                 April 8, 1999
------------------------
Marjorie P. Smuts

Sworn to and subscribed before me this 8th day of April, 1999.

/S/ CHERI S. GOOD

Notary Public